Treasury Stock	12 Months Ended
Dec. 31, 2019
Disclosure Text Block Supplement [Abstract]
Treasury Stock [Text Block]
(20)	Treasury Stock

During the year 2019, a total of 50,223,820 ordinary shares (2,511,191 ADSs) have been repurchased from the open market under the Company’s share buyback program at an average price of approximately US$28.2 per ADS and cancelled during the year. The Company was entitled to repurchase up to US$200,000 by December 31, 2019 under this program, and an aggregate of 2,511,191 ADSs for a total of approximately US$69,525 has been repurchased under the program as of December 31, 2019.

During the year 2018, a total of 178,475,480 ordinary shares, comprising 28,475,480 ordinary shares has been repurchased from the open market and 150,000,000 ordinary shares has been purchased from Master Trend, a related party of the Group at the time of the transaction. The shares were repurchased from Master Trend at US$29 per ADS, representing the average closing price of the 30 trading days prior to the Board approval date of June 14, 2018. The Company accounts for repurchased ordinary shares under the par value method and includes such treasury stock as a component of the shareholders’ equity. The ordinary shares subject to the 521 Plan are considered contingently issuable. Refer to Note 9 for details of the 521 Plan.

There was no repurchase of ordinary shares by the Group during the years ended December 31, 2017.